                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K


                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) October 18, 1995
                                                      ---------------
                         Intermet Corporation
-------------------------------------------------------------------
        (Exact Name of Registrant as Specified in Its Charter)

                                Georgia
-------------------------------------------------------------------
            (State or Other Jurisdiction of Incorporation)

        0-13787                               58-1563873
-----------------------        ------------------------------------
(Commission File Number)       (I.R.S. Employer Identification No.)


       5445 Corporate Drive, Suite 200, Troy, Michigan  48098
-------------------------------------------------------------------
(Address of Principal Executive Offices)            (Zip Code)

                            (810) 952-1503
-------------------------------------------------------------------
         (Registrant's Telephone Number, Including Area Code)

    1450 West Long Lake Road, Suite 150, Troy Michigan  48098
-------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On October 18, 1995, the Registrant's subsidiary, InterMotive Technologies, Inc. ("InterMotive"), sold substantially all of its assets to Ricardo-North America Detroit, Inc. and Ricardo Group, plc (collectively, "Ricardo") pursuant to an Asset Purchase Agreement, dated October 12, 1995 by and among the Registrant, InterMotive and Ricardo. In exchange therefor, the Registrant received $4,430,000 in cash.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (b) The following unaudited pro forma financial statements of the Registrant are attached hereto beginning on page P-1:

               Consolidated Balance Sheet at July 2, 1995

               Consolidated Statement of Operations for the year ended December 31, 1994 and six months ended July 2, 1995

          (c)  Exhibits

               Asset Purchase Agreement by and among Ricardo
               North America Detroit, Inc., Ricardo Group, plc.,
               InterMotive Technologies, Inc. and Intermet
               Corporation, dated October 12, 1995.

                                 Intermet Corporation

                         Pro Forma Consolidated Balance Sheet


                                     July 2, 1995


                                     (Unaudited)



                                                                (A)                           (B)
                                           -------------------------------------------------------------------------
                                                            Pro Forma                       Pro Forma
                                           Historical       Adjustments       Pro Forma    Adjustments     Pro Forma
                                           --------------------------------------------------------------------------
                                                                (In Thousands of Dollars)

ASSETS
Current assets:
  Cash and cash equivalents                 $ 7,366     $ 5,320 (a)     $  12,686     $ 4,430 (d)     $  17,116
  Accounts receivable:
     Trade, less allowance for doubtful
       accounts of $807                      75,446      (2,492)(a)        72,954      (1,157)(d)        71,797
     Other                                    7,022          --             7,022          --             7,022
                                           --------------------------------------------------------------------
                                             82,468      (2,492)           79,976      (1,157)           78,819


  Inventories                                33,203      (2,034)(a)        31,169        (122)(d)        31,047
  Other current assets                        4,236        (465)(a)         3,771         (41)(d)         3,730
                                           --------------------------------------------------------------------
Total current assets                        127,273         329           127,602       3,110           130,712


Property, plant and equipment, at cost      365,205     (12,394)(a)       352,811      (5,461)(d)       347,350



  Less:Foreign industrial development
       grants, net of amortization            5,683          --             5,683            --           5,683
    Accumulated depreciation and
      amortization                          196,640      (5,843)(a)       190,797      (1,042)(d)       189,755
                                          ---------------------------------------------------------------------
Net property, plant and equipment           162,882      (6,551)          156,331      (4,419)          151,912
Other noncurrent assets                      14,955       2,500 (a)        17,455            --          17,455
                                          ---------------------------------------------------------------------
                                          $305,110      $(3,722)         $301,388     $(1,309)         $300,079
                                          =====================================================================

(A)  Sale of PBM Industries, Inc.
(B)  Sale of InterMotive Technologies, Inc.


SEE ACCOMPANYING NOTES.



                                 Intermet Corporation

                         Pro Forma Consolidated Balance Sheet


                                     July 2, 1995


                                     (Unaudited)




                                                                (A)                           (B)
                                           -------------------------------------------------------------------------
                                                            Pro Forma                       Pro Forma
                                           Historical       Adjustments       Pro Forma    Adjustments     Pro Forma
                                           --------------------------------------------------------------------------
                                                                (In Thousands of Dollars)

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                          $ 32,850       $ (2,315) (a)       $ 30,535     $    --         $  30,535

  Income taxes                                14,206            --               14,206          --            14,206
  Accrued liabilities                         39,586           (105) (a)         39,481          --            39,481
  Notes payable                                  899            --                  899          --               899
  Long-term debt due within one year           9,395            --                9,395          --             9,395
                                            -------------------------------------------------------------------------

Total current liabilities                     96,936         (2,420)             94,516          --            94,516

Noncurrent liabilities:
  Long-term debt due after one year           62,882             --              62,882          --            62,882
  Retirement benefits                         44,597             --              44,597          --            44,597
  Other noncurrent liabilities                11,502             --              11,502          --            11,502
                                           --------------------------------------------------------------------------

Total noncurrent liabilities                118,981              --              118,981         --           118,981

Minority interests                            2,837              --                2,837         --             2,837

Shareholders' equity:
  Common stock                                2,469              --                2,469         --             2,469
  Capital in excess of par value             52,449              --               52,449         --            52,449
  Retained earnings                          27,787          (1,302) (a)          26,485      (1,309) (d)      25,176

  Accumulated translation
    adjustments                               4,954              --                4,954         --             4,954
  Minimum pension liability
    adjustment                               (1,164)             --               (1,164)        --            (1,164)
  Unearned restricted stock                    (139)             --                 (139)        --              (139)
                                           ---------------------------------------------------------------------------
Total shareholders equity                    86,356          (1,302)              85,054      (1,309) (d)      83,745
                                           ---------------------------------------------------------------------------
                                           $305,110         $(3,722)            $301,388     $(1,309)        $300,079
                                           ===========================================================================


(A)  Sale of PBM Industries, Inc.
(B)  Sale of InterMotive Technologies, Inc.


SEE ACCOMPANYING NOTES.

                                 Intermet Corporation

                   Pro Forma Consolidated Statements of Operations


                             Year ended December 31, 1994


                                     (Unaudited)

                              Historical                                        Pro Forma
                              Year ended         (A)            (B)             Year ended
                             December 31,     Pro Forma       Pro Forma        December 31,
                                 1994        Adjustments      Adjustments          1994
                             ---------------------------------------------------------------

                                        (In Thousands of Dollars, except per share data)

Net sales                     $501,269       $(35,341) (b)     $(4,910) (e)        $461,018
Cost of sales                  458,823        (37,625) (b)      (5,228) (e)         415,970
                              --------------------------------------------------------------
Gross profit                    42,446          2,284              318               45,048


Operating expenses              40,718         (1,835) (b)        (815) (e)          38,068
                              --------------------------------------------------------------
Operating profit                 1,728          4,119            1,133                6,980
Other income (expense)
  net                           (6,817)        (1,431) (b)        (445) (e)          (4,941)
                              --------------------------------------------------------------
Income (loss) before
  income taxes                  (5,089)         5,550            1,578                2,039
Provision for income
taxes                            5,896             60 (b)          456                6,412
                              --------------------------------------------------------------
Net earnings (loss)           $(10,985)       $ 5,490          $ 1,122              $(4,373)
                              ==============================================================
Loss per share                  $(.45)                                                $(.18)
                              =======                                                 ======

(A)  Sale of PBM Industries, Inc.
(B)  Sale of InterMotive Technologies, Inc.


SEE ACCOMPANYING NOTES

                                 Intermet Corporation

                   Pro Forma Consolidated Statements of Operations


                            Six months ended July 2, 1995


                                     (Unaudited)


                              Historical                                        Pro Forma
                              Six months         (A)            (B)             Six months
                             ended July 2,    Pro Forma       Pro Forma            ended
                                 1995        Adjustments      Adjustments       July 2, 1995
                             ---------------------------------------------------------------

                               (In Thousands of Dollars, except per share data)

Net sales                     $302,313        $(20,371) (c)    $(2,185) (f)        $279,757
Cost of sales                  253,203         (18,724) (c)     (3,614) (f)         230,865
                             ---------------------------------------------------------------
Gross profit                    49,110          (1,647)          1,429               48,892
Operating expenses              15,723            (803) (c)       (488) (f)          14,432
                             ---------------------------------------------------------------
Operating profit                33,387            (844)          1,917               34,460
Other income (expense)
  net                           (4,046)           (340) (c)       (299) (f)          (3,407)
                             ---------------------------------------------------------------
Income (loss) before
  income taxes                  29,341            (504)          2,216               31,053
Provision for income
  taxes                         13,284            (269) (c)        224  (f)          13,239
                             ---------------------------------------------------------------
Net earnings (loss)           $ 16,057           $(235)        $ 1,992              $17,814
                             ===============================================================
Earnings per share                $.65                                                $.72
                             =========                                              ========

(A)  Sale of PBM Industries, Inc.
(B)  Sale of InterMotive Technologies, Inc.


SEE ACCOMPANYING NOTES

                                 Intermet Corporation
                 Notes to Pro Forma Consolidated Financial Statements
                                     (Unaudited)




1. BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet at July 2, 1995 shows the effect of selling substantially all assets, including inventory, machinery and equipment, most receivables and certain intangible rights and properties of the Registrant's machining subsidiary, PBM Industries, Inc. and technical services subsidiary, InterMotive Technologies, Inc. (the "Companies"), as of that date, including the losses realized on the sales.

The unaudited pro forma statements of operations for the year ended December 31, 1994 and six months ended July 2, 1995 give effect to the sale of the above assets of the Companies as if the sale had occurred at the beginning of each period presented. However, the statements of operations do not reflect the losses realized by the Registrant on such sales, and these results are not necessarily indicative of what would have occurred had the sales actually taken place at the beginning of 1994 or the beginning of the six month period of 1995.

Management believes that the unaudited pro forma consolidated financial statements provide a reasonable basis for presenting all of the significant effects of the completed sales of the Companies' assets and that the pro forma adjustments are properly applied in the unaudited pro forma consolidated financial statements.

                              Intermet Corporation
             Notes to Pro Forma Consolidated Financial Statements (continued)

                                     (Unaudited)

                             SALE OF PBM INDUSTRIES, INC.

2. PRO FORMA ADJUSTMENTS

Pro forma adjustments to consolidated balance sheet

                                                                                  DR (CR)
                                                                               -----------

(a) Record proceeds from sale of substantially all of the assets and assume certain liabilities of wholly-owned subsidiary PBM
     Industries, Inc.

Cash and cash equivalents                                                       $   5,320
Promissory note                                                                     2,500
Accounts receivable                                                                (2,492)
Inventory                                                                          (2,034)
Other current assets                                                                 (465)
Property, plant and equipment                                                     (12,394)
Accumulated depreciation                                                            5,843
Accounts payable                                                                    2,315
Accrued liabilities                                                                   105
Shareholders' equity                                                                1,302


Pro forma adjustments to consolidated statements of operations

                                                              Year ended          Six months ended
                                                           December 31, 1994        July 2, 1995
                                                                DR (CR)               DR (CR)
                                                           ---------------------------------------
(b) and (c) Eliminate operating results of
 wholly-owned subsidiary PBM Industries,
 Inc.
                                                                   (b)                  (c)
Sales                                                           $ 35,341             $ 20,371
Cost of sales                                                    (37,625)             (18,724)
Operating expenses                                                (1,835)                (803)
Other income (expense) net                                        (1,431)                (340)
Provision for income tax                                              60                 (269)
                                                           ----------------------------------------
Net earnings (loss) of PBM Industries, Inc.                    $  (5,490)            $    235
                                                           ========================================

                              Intermet Corporation
             Notes to Pro Forma Consolidated Financial Statements (continued)

                                     (Unaudited)


                       SALE OF INTERMOTIVE TECHNOLOGIES, INC.

2. PRO FORMA ADJUSTMENTS

Pro forma adjustments to consolidated balance sheet


                                                                                  DR (CR)
                                                                                ----------

(d) Record proceeds from sale of substantially all of the assets and assume certain liabilities of wholly-owned subsidiary
     InterMotive Technologies, Inc.

Cash and cash equivalents                                                        $   4,430
Accounts receivable                                                                 (1,157)
Inventory                                                                             (122)
Other current assets                                                                   (41)
Property, plant and equipment                                                       (5,461)
Accumulated depreciation                                                             1,042
Shareholders' equity                                                                 1,309

Pro forma adjustments to consolidated statements of operations

                                                              Year ended            Six months ended
                                                           December 31, 1994         July 2, 1995
                                                                DR (CR)                 DR (CR)
                                                           ---------------------------------------


(e) and (f) Eliminate operating results of wholly-owned subsidiary InterMotive
   Technologies, Inc.

                                                                  (e)                      (f)

Sales                                                          $ 4,910                  $ 2,185
Cost of sales                                                   (5,228)                  (3,614)
Operating expenses                                                (815)                    (488)
Other income (expense) net                                        (445)                    (299)
Provision for income tax                                           456                      224
                                                            ---------------------------------------
Loss of InterMotive Technologies, Inc.                         $(1,122)                   $(1,992)
                                                           ========================================


                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERMET CORPORATION



                                   By: /s/ Doretha J. Christoph
Date:  November 2, 1995               Doretha J. Christoph
                                      Vice President - Finance
                                      (Principal Financial Officer)